UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 12, 2010

KSW, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27290	11-3191686
(Commission File Number)	(IRS Employer Identification No.)

37-16 23rd Street
Long Island City, New York	11101
(Address of Principal Executive Offices)	(Zip Code)

(718) 361-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.          REGULATION FD DISCLOSURE

On March 12, 2010, KSW, Inc. (the “Company”) issued a press release announcing that Floyd Warkol, its Chairman and Chief Executive Officer, has entered into a stock trading plan intended to qualify for the safe harbor provided by Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Except as may be required by law, the Company does not undertake to report future stock trading plans entered into by its officers or directors, nor to report modifications, terminations, transactions or other activities under the stock trading plan of Mr. Warkol or of any other officer or director.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  In accordance with General Instruction B.2. of Form 8-K, the information in this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press Release of KSW, Inc., dated March 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSW, INC.

By:	/s/ Richard W. Lucas
Name: Richard W. Lucas
Title: Chief Financial Officer

Date:  March 12, 2010

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INDEX TO EXHIBITS
CURRENT REPORT ON FORM 8-K

Exhibit No.:	Description
99.1	Press Release of KSW, Inc., dated March 12, 2010.

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